1 WASHREIT washreit.com Investor Presentation March 2022

2 WASHREIT washreit.com This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of WashREIT, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of such securities under the securities law of any such jurisdiction. If WashREIT were to conduct an offering of securities in the future, it will be made under an effective registration statement filed with the Securities and Exchange Commission and only by means of a prospectus supplement and accompanying prospectus. In such an event, a copy of the prospectus and the applicable preliminary prospectus supplement and final prospectus supplement, as well as the final term sheet, if applicable, relating to such transaction will be able to be obtained from the Securities and Exchange Commission at www.sec.gov, from any underwriters in that offering, or by contacting WashREIT at 202-774-3200. Before you invest in any such offering, you should read the applicable prospectus supplement related to such offering, the accompanying prospectus and the information incorporated by reference therein and other documents WashREIT has then filed with the Securities and Exchange Commission for more complete information about WashREIT and any such offering. Forward-Looking Statements Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” "assumed," "pro forma," "target," “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. Additional factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to the risks associated with the failure to enter into and/or complete contemplated acquisitions or dispositions within the price ranges anticipated and on the terms and timing anticipated, or at all; our ability to execute on our strategies, including new strategies with respect to our operations and our portfolio, including the acquisition of multifamily properties in the Southeastern markets, on terms anticipated, or at all, and to realize any anticipated benefits, including the performance of any acquired multifamily properties at the levels anticipated; our ability to achieve our anticipated NOI growth and to capture outsized market rent growth; whether our actual 2022 and 2023 NOI for Trove will be consistent with our expected NOI for Trove; the risks associated with the ownership of real estate in general and our real estate assets in particular; the economic health of the greater Washington, DC metro region and the larger Southeastern region; changes in the composition and geographic location of our portfolio; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers; the economic health of our residents and tenants; the ultimate duration of the COVID-19 global pandemic, including any mutations thereof, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, the effectiveness and willingness of people to take COVID-19 vaccines, and the duration of associated immunity and efficacy of the vaccines against emerging variants of COVID-19; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; the risks related to not having adequate insurance to cover potential losses; the risks related to our organizational structure and limitations of stock ownership; changes in the market value of securities; terrorist attacks or actions and/or cyber-attacks; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2021 Form 10-K filed on February 18, 2022. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise. Use of Non-GAAP Financial Measures and other Definitions This presentation contains certain non-GAAP financial measures and other terms that have particular definitions when used by us. The definitions and calculations of these non-GAAP financial measures and other terms may differ from those used by other REITs and, accordingly, may not be comparable. Please refer to the definitions and calculations of these terms and the reasons for their use, and reconciliations to the most directly comparable GAAP measures included later in this investor presentation. Definitions and Reconciliation of Certain Forward-Looking Non-GAAP information This presentation also includes certain forward-looking non-GAAP information. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. Strategic Transactions As discussed in greater detail under the "Forward-Looking Statements" above, there is no assurance that we will execute the transactions and strategies described in this presentation, including the redeployment of proceeds into additional multifamily assets, on the terms and timing anticipated, or at all. Market Data Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. DISCLOSURES

3 WASHREIT washreit.com WHY INVEST IN WASHREIT WashREIT’s earnings momentum is building as Southeast acquisitions and historically high rent growth establish a higher baseline NOI level to grow from With a transformed operating platform and scalable G&A expense base, we expect to deliver improved operating leverage as our portfolio grows WashREIT currently offers a compelling value proposition, with the opportunity to participate in value creation as we earn a lower implied cap rate

4

CREATING VALUE FOR SHAREHOLDERS

WashREIT's value proposition reflects a track record of successful capital allocation, solid long-term growth and value-creation prospects, an investment-grade balance sheet and a scalable operating platform

Research-led Capital Allocation

Investment strategy targets deepest segments of demand curve in outperforming markets

Growing Southeast Footprint

Expanding into Southeast markets and generating double-digit NOI growth on new acquisitions with strong long-term demographic tailwinds

Outperforming Washington Metro

Same-store portfolio is outperforming the Washington Metro overall and is positioned to deliver historically strong rental rate growth through 2023

Investment Grade Balance Sheet

Available liquidity of $800 million including undrawn revolver with no secured debt and no scheduled maturities until July 2023

2.9k Unit Renovation Pipeline

Opportunity to renovate and generate mid-teen cash on cash returns based on rent gap between Class B units and Class A in same submarket

Scalable Operating Platform

Infrastructure transformation is ongoing and will yield significant operational benefits and efficiencies. Existing G&A expense base supports a doubling of our unit count.

WASHREIT washreit.com

5 WASHREIT washreit.com TRANSFORMATION UPDATE

6 WASHREIT washreit.com VA MDMD Retail Northern Virginia We have closed or been awarded exclusive negotiation rights for essentially all of our initial $450 million acquisition target and nearly two-thirds of our 2022 acquisition guidance. We are in discussions in pursuit of additional opportunities and by mid-year, we expect to complete approximately $100 million of additional multifamily acquisitions in the Southeast. Beyond that, we expect to continue to grow our Southeast footprint. CURRENT PORTFOLIO MIX as of March 20221 Note: Refer to slide 2 for certain disclosures regarding Forward-Looking Statements and Strategic Transactions. Note: Portfolio composition based on portfolio square feet by asset class and geography. 1 Pro forma for awarded assets of $178 million, which assumes approximately 740,000 square feet are purchased 2 Pro forma portfolio square feet for reinvestment of $450 million of proceeds into multifamily acquisitions. Also assumes reinvestment of $68 million of ATM proceeds. Assumes 2.7 million square feet are purchased in multifamily acquisitions and distributed between North Carolina, South Carolina and Georgia. DC 10% MD 7% VA 53% Southeast 30% YEAR-END TARGET Transaction Capital and Equity Fully Deployed2 DC 11% MD 8% VA 57% Southeast 24% TRANSFORMATION UPDATE CAPITAL DEPLOYMENT Recently awarded assets in the Southeast

7 WASHREIT washreit.com VA Northern Virginia MD Adding meaningful geographic diversity with strong demographic tailwinds  Acquired The Oxford, a 240-home Class B multifamily community in Conyers, GA on August 10th for $48 million  Acquired Assembly Eagles Landing, a 490-home Class B multifamily community in Stockbridge, GA on November 19th for $106 million  Acquired Carlyle of Sandy Springs, a 389-home Class B Value-Add multifamily community in Sandy Springs, GA on February 1st for $106 million  Awarded exclusive negotiation rights and are proceeding through due diligence on two assets which substantially completes the deployment of the $450 million commercial portfolio sale net proceeds into apartment communities in our targeted Southeast markets  Expect to acquire approximately $100 million of additional apartment assets in our targeted Southeastern markets during the first half of 2022 TRANSFORMATION UPDATE SOUTHEAST EXPANSION Washington, DC Metro Southeastern Metros Future Market Allocation (units)

8

TRANSFORMATION UPDATE

EXPECTED STRATEGIC ACTIONS TIMELINE




The Oxford


Carlyle of Sandy Springs

June 2021

- ✓ Announced agreement to sell office portfolio to Brookfield for $766 million in gross proceeds
- ✓ Announced LOI to dispose of 8 retail assets in Q3 2021 for approximately $168 million in gross proceeds

2H 2021

- ✓ Closed on office portfolio sale on July 26th
- ✓ Closed on first multifamily acquisition, The Oxford, in Conyers, GA on August 10th
- ✓ Closed on retail portfolio sale on September 22nd
- ✓ Redeemed the 2022 $300 million notes and repaid $150 million of debt under existing unsecured term loan
- ✓ Closed on Assembly Eagles Landing in Stockbridge, GA on November 19th
- ✓ Reached stabilization on Trove, which was 95% occupied at year-end

1H 2022

- ✓ Closed on Carlyle of Sandy Springs in Sandy Springs, GA on February 1st
- ✓ Awarded exclusive negotiation rights and are proceeding through due diligence on two assets which substantially completes the deployment of the $450 million commercial portfolio sale net proceeds
- ✓ Continue sourcing expansion opportunities in the Southeast to deploy approximately $100 million of additional capital towards multifamily acquisitions
- ✓ Continue to transform infrastructure to prepare to internalize multifamily operations

WASHREIT washreit.com

Note: Refer to slide 2 for certain disclosures regarding Forward-Looking Statements and Strategic Transactions.

9

ATLANTA PORTFOLIO

Our initial acquisitions align with our Class B and Class B Value-Add Strategies and represent a combined cap rate of over 4% with very strong NOI growth prospects over the first few years


270-unit near-term renovation potential
Woodstock
Sugar Hill
Carlyle of Sandy Springs
Lawrenceville
>19% new lease rate growth YTD
ATLANTA
Assembly Eagles Landing
The Oxford
Covington
Driving operational improvements through daily pricing
Legend
Class A
Class A-
Class B Value-Add
Class B

>4%
Combined Cap Rate

21.6%
YTD Effective New Lease Rate Growth[1]

>$350
Average difference in our monthly rent vs new deliveries in each submarket

13.5%
YTD Effective Renewal Lease Rate Growth[1]

Source: RealPage Market Analytics; February 2022.
[1] Lease rate growth for The Oxford and Assembly Eagles Landing

WASHREIT washreit.com

10 WASHREIT washreit.com VA Northern Virginia MDMD Retail Northern Virginia CAPITAL MARKETS  Redeemed $300 million of senior unsecured notes due in 2022 on August 26th  Repaid $150 million of amounts outstanding on the $250 million unsecured term loan maturing in 2023 in September  Renewed the $700 million revolving credit facility for a four-year term ending in August 2025 with two six-month extension options. The amended credit agreement includes an accordion feature that allows the Company to increase the aggregate facility to $1.5 billion.  Current available liquidity of $800 million, consisting of the entire capacity under the Company's $700 million revolving credit facility plus cash on hand  In Q4 2021 and Q1 2022 issued 2.6 million common shares through the Company’s At-the-Market (ATM) at an average price of $25.79 for gross proceeds of $68.2 million.  The Company has no secured debt and no scheduled maturities until July 2023

11 WASHREIT washreit.com RESEARCH-LED CAPITAL ALLOCATION

12

COMPETITIVE DIFFERENTIATION

We have a disciplined strategy that targets the deepest part of the demand curve, in economically dynamic markets and submarkets. These generators of strong demand coupled with price point supply insulation result in a track record of rent growth outperformance in our targeted vintages of assets. WashREIT's strategies harness these market dynamics for long-term rental growth.

Mid-Market Renter Demand Depth + Economically Dynamic Markets/ Submarket Selection + Price Point Supply Insulation + Target Vintages Rent Growth Outperformance = **Long-Term WashREIT Rental Growth Outperformance**

WASHREIT washreit.com

13 WASHREIT washreit.com MID MARKET RENTER DEMAND: DEEP AND UNDERSERVED Source: American Housing Survey, US Census, WashREIT Research; March 2022. 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Atlanta Charlotte Raleigh/Durham Washington $25,000 to $34,999 $35,000 to $49,999 $50,000 to $74,999 $75,000 to $99,999 $100,000 to $149,999 $150,000 or more Targeted Middle Incomes SHARE OF RENTER HOUSEHOLDS BY INCOME LEVEL 0% 1% 17% 0% 18% 71% 0% 18% 67% 0% 0% 2% 0% 20% 40% 60% 80% 100% Affordable with Income <= $50,000 Affordable with Income <= $60,000 Affordable with Income <= $70,000 Atlanta Raleigh/Durham Charlotte Washington AFFORDABILITY THRESHOLDS FOR APARTMENT PRODUCT DELIVERED SINCE 2018 Middle incomes and price points make up the largest share of apartment demand, yet a limited and rapidly decreasing share of new supply is affordable to these renters. 0% 0% 0%0% 0% 11% 1% 2% 24% 0% 0% 0% 0% 20% 40% 60% 80% 100% Affordable with Income <= $50,000 Affordable with Income <= $60,000 Affordable with Income <= $70,000 Atlanta Raleigh/Durham Charlotte Washington AFFORDABILITY THRESHOLDS FOR APARTMENT PRODUCT DELIVERED SINCE 2018 AT Q1 2021 AT Q4 2021

14 WASHREIT washreit.com ECONOMICALLY DYNAMIC MARKETS & SUBMARKETS WashREIT’s market and submarket selection targets economies with diverse, innovation industries that drive outsized job creation, wage-growth and in-migration. Dynamic economies provide the strong foundation of demand upon which we grow our portfolio. $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 2022 2023 2024 2025 2026 Atlanta Charlotte Raleigh/Durham U.S. PROJECTED WAGE GROWTH 2022 – 2029 Weekly Average Wages Raleigh/Durham +163K Employment growth in each of our target markets is projected to outpace the US average through 2026. Wage growth in each of our Southeastern markets is projected to exceed the US average. Source: Oxford Analytics; March 2022. 1.0% 1.1% 1.2% 1.3% 1.4% 1.5% 1.6% US Atlanta Charlotte Raleigh-Durham Washington PROJECTED EMPLOYMENT GROWTH 2022 – 2026 POPULATION CHANGE SINCE 2020 Atlanta 79,700 +1.3% 12th in US Raleigh 31,600 +2.2% 2nd in US Charlotte 51,700 +2.0% 3rd in US Washington 57,200 +0.9% 19th in US Population growth in each of our target markets has been among the strongest in the US and is expected to far exceed the national average through 2026.

15 WASHREIT washreit.com PRICE POINT SUPPLY INSULATION Our disciplined approach to market pricing position of our community acquisitions provides considerable mitigation of supply pressures from new product while simultaneously maintaining an affordability gap, enabling targeted renovation programs. 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% $- $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 $2,200 $2,300 $2,400 $2,500 $2,600 $2,700 $2,800 Total Market Distribution New Deliveries Distribution 2017-2021 $1,733 = 110% of Market Median By targeting the lower range of Class A- rents priced below 110% of market median and Class B priced below 95% of market median, direct competition with new deliveries is minimized. Source: Real Page, WashREIT Research; March 2022.95% of Market Median=$1,497 TOTAL MARKET RENT DISTRIBUTION VS. NEW PRODUCT DELIVERIES Atlanta Only 12% of new product delivers below 110% market median. Less than 1% of new product delivers below 95% market median.

16 WASHREIT washreit.com TARGET VINTAGE RENT GROWTH OUTPERFORMANCE Older vintages of communities in our target markets have a track record of effective rent growth outperformance. Note: Product delivered in the 2010s. Source: Real Page, WashREIT Research; March 2022. 0 50 100 150 200 250 300 350 400 450 Atlanta Raleigh-Durham Charlotte Washington ‘80s‘90s‘00s ‘80s‘90s‘00s ‘80s‘90s‘00s ‘80s‘90s‘00s SAME-STORE ANNUAL EFFECTIVE RENT GROWTH OUTPERFORMANCE OF OLDER VINTAGES vs. NEW PRODUCT1 (BPS) – 2016-2021 AVERGE SAME-STORE ANNUAL EFFECTIVE RENT GROWTH OUTPERFORMANCE ‘00s – ’80’s (BPS) 2021 Atlanta Raleigh-Durham Charlotte Washington +600 +200 +200 +475

17 WASHREIT washreit.com Oxford • Over 73,000 jobs at targeted incomes are within a 30-minute commute • This deep demand segment is projected to grow by another 12.5% by 2025. • Rivian electric automotive plant, adding 7,500+ jobs in $50K range, announced in December 2021. 30-min. commute shed Sources: ESRI, RealPage Market Analytics, Emsi Burning Glass. W or ke rs A dd ed a t Ea ch W ag e In cr em en t 30-Minte Commute: Employment Added at Each Wage Increment Annual Wage • Over 98,000 jobs at targeted incomes are within a 30-minute commute • This deep demand segment is projected to grow by another 11.8% by 2025. • Henry County, GA is the epicenter of logistics- related job growth in the Atlanta region. W or ke rs A dd ed a t Ea ch W ag e In cr em en t 30-Minute Commute: Employment Added at Each Wage Increment Assembly Eagles Landing • Nearly 277,000 jobs at targeted incomes are within a 30-minute commute • This deep demand segment is projected to grow by another 10.5% by 2025. • Perimeter Center, one of the region’s premier employment centers, is just minutes away. 30-min. commute shed W or ke rs A dd ed a t Ea ch W ag e In cr em en t 30-Minute Commute: Employment Added at Each Wage Increment Carlyle of Sandy Springs ATLANTA METRO MARKETS Our research has led us to invest in areas that are poised for strong, sustained growth 30-min. commute shed Annual WageAnnual Wage 0 5,000 10,000 15,000 20,000 25,000 73,349 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 98,064 0 20,000 40,000 60,000 80,000 100,000 276,976 Class B Value-Add Class B Class B

18 WASHREIT washreit.com OPERATIONAL UPDATE

19 WASHREIT washreit.com EARNINGS MOMENTUM 2022 will be a year of building momentum as Southeast acquisitions drive higher NOI growth and our same-store portfolio captures outsized market rent growth. As NOI ramps up throughout the year, we will be establishing a significantly higher earnings run rate to grow from with a stronger growth trajectory.

20 WASHREIT washreit.com SAME STORE LEASE RATES CONTINUE TO GROW We are positioned well heading into the spring leasing season with double digit lease rate growth on our most recent new lease executions. Our blended lease rate growth is outperforming the DC Metro average as reported by RealPage transaction data. -15.5% -18.9% -21.5% -14.7% -13.1% -11.9% -9.0% -5.3% -1.3% 5.4% 7.3% 8.8% 9.8%9.1% 7.2% 10.8% 11.0% -25% -20% -15% -10% -5% 0% 5% 10% 15% Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Effective Rate Growth on New Lease Executions Same-store Portfolio by Application Date 1.2% 1.9% -0.6% 0.9% 1.9% 2.5% 3.5% 4.1% 4.4% 5.4% 6.7% 7.2% 8.8% 8.1% 8.6% 9.7% 10.8% -2% 0% 2% 4% 6% 8% 10% 12% Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Effective Rate Growth on Renewal Lease Executions Same-store Portfolio by Application Date

21 WASHREIT washreit.com 0 200 400 600 800 1,000 1,200 1,400 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 $1,850 $1,900 $1,950 $2,000 2021 Average Same-Store Asking Rent 2021 Leasing Volume 2022 Lease Expirations INFLECTION TIMING PUSHED GROWTH INTO 2022 AND 2023 The timing of the 2021 recovery in market rents created an opportunity to capture significant growth during the peak leasing season in 2022 Same-store Asking Rent vs Leasing Volume 2021 recovery in market rents lagged our busiest leasing months which created opportunity to capture significant growth as leases signed in 2022 are brought up to market rates. 2022 In 2022, peak leasing will occur at significantly higher rents, capturing outsized portfolio rent growth created by timing of 2021 inflection

22 WASHREIT washreit.com ATLANTA PORTFOLIO IS OUTPERFORMING Initial acquisitions are generating very strong growth with average new lease executions up over 21% on a year-to-date basis -5% 5% 15% 25% $1,225 $1,305 $1,385 $1,465 $1,545 $1,625 $1,705 Atlanta Metro Effective Rents Year Over Year Effective Rent Change January ‘20 – January ‘22 YOY Effective Rent Change Effective Rent Oxford Assembly Eagles Landing Source: RealPage Market Analytics 21.6% YTD Effective New Lease Rate Growth 13.5% YTD Effective Renewal Lease Rate Growth 95% Occupancy Atlanta average effective year-over-year rent growth throughout 2022 is projected to be 19.0%, according to RealPage

23 WASHREIT washreit.com RETENTION AND OCCUPANCY 51% 51% 57% 60% 72% 0% 10% 20% 30% 40% 50% 60% 70% 80% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Same-Store Retention Retention was a very strong 72% during the fourth quarter, higher than expected, and a significant increase compared to 51% in Q4 2020. This has allowed us to retain high occupancy during the slower winter leasing period and to begin to capture stronger renewal rates. 93.0% 93.5% 94.0% 94.5% 95.0% 95.5% 96.0% 96.5% 97.0% Same-Store Daily Occupancy

24 WASHREIT washreit.com $10,000,000 $10,500,000 $11,000,000 $11,500,000 $12,000,000 $12,500,000 $13,000,000 Same-Store Portfolio Market Rent Total Lease In-Place Total • Washington Metro average effective year-over-year rent growth throughout 2022 is projected to be ~7%, according to RealPage • Current in-place leases are significantly lower than market rent which will result in strong growth as leases turn • We expect to capture the current loss-to-lease over the next 16 months SAME STORE LOSS TO LEASE In-place rents are trending up but are still below market which creates opportunity to capture significant growth as leasing activity and market rental rates increase into the spring and summer * Loss to lease represents total in-place lease rent compared to the average market rent for the period presented. Data shown before the effect of concessions Growth will accelerate as leasing activity picks up into the busy leasing seasons

25 WASHREIT washreit.com 93.0% 93.5% 94.0% 94.5% 95.0% 95.5% 96.0% 96.5% 97.0% Daily Occupancy Same-store Portfolio Urban Suburban URBAN VS SUBURBAN PORTFOLIO TRENDS -16% -12% -8% -4% 0% 4% 8% 12% Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Effective Blended Lease Rate Growth Same-store Portfolio by Move-in Date Suburban Urban Fundamentals continued to rapidly improve in Q4 with urban rental rates showing the most significant improvement. Our suburban portfolio performed well during the downturn and new lease rates are currently 15% above pre-pandemic levels and still growing. The gap between urban and suburban lease rates has tightened as urban recovery merges with continued strong suburban demand

26 WASHREIT washreit.com 0% 10% 20% 30% 40% 50% 60% 70% $- $200 $400 $600 $800 $1,000 $1,200 Same-Store New Lease Concessions By Lease Commencement Date Average Concessions Per Unit % of New Leases w/ Concession CASH NOI GROWTH Same-store NOI increased 8% year-over-year on a cash basis in Q4 2021 driven by significantly lower concessions granted vs the prior year period. We expect same-store cash NOI to be higher than same-store NOI until mid-year when prior year period reflects return to normalized concessions. -10.1% -2.3% 1.6% 8.0% -8.7% -1.9% -0.4% 4.2% -12% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Cash vs NOI Growth Cash NOI NOI

27 WASHREIT washreit.com • Class A product for the value seeking renter • 401 units; 95% occupied at year-end • Rooftop pool with views overlooking a golf course and DC monuments • Proximate to some of the largest employers in the region • 6-minute drive to Pentagon City and Amazon HQ2 • Achieved LEED Silver TROVE DEVELOPMENT Trove has fully stabilized with occupancy at 95% heading into the strong spring and summer months. 2022 same- store multifamily NOI growth combined with Trove is expected to range between 11.5% to 13.5%. $0 $2,000 $4,000 $6,000 $8,000 FY 2021 FY 2022 FY 2023 Th ou sa nd s NOI Outlook 21% 2022 YTD Effective New Lease Rate Growth We expect Trove to deliver NOI growth rate of 14% for 2023 on top of much greater growth in 2022

28

VALUE-ADD PROGRAMS

Renovation programs create an improved living experience while generating strong returns

Current Opportunity

+ ~2,900-unit renovation pipeline
+ Target 2022 full renovation spend of ~$8 million, which is a significant increase from 2021 spend of ~$3 million. After putting the program on hold during the pandemic, 2021 experienced a gradual ramp up.

Methodology

+ Research-driven capital allocation
+ Scope tailored to submarket and individual asset
+ Returns Threshold: 10%-20% in current environment

Status

+ Remobilized and capitalizing on suburban demand

Going Forward, We Plan To

+ Execute program in existing Washington, DC metro pipeline
+ Expand Value-Add B in the Southeast
+ Expanding pipeline for future renovation growth through our Class A- Strategy

	FULL RENOVATION		UNIT UPGRADES
KEY METRICS			
Avg. cost per unit	$18-$22,000	$10-$13,000	$5-$7,000
Avg. monthly premium	$260	$110	$100
ROI	14%-15%	10%-11%	18%-20%
BEFORE			
AFTER			
SCOPE	Appliances, counter-top replacement, new cabinetry, kitchen backsplash, open format kitchen, plumbing fixture updates, light package, flooring	Appliances, counter-top replacement, cabinetry doors, plumbing fixture updates, light package, flooring	One of the following: Appliances, counter-top replacement, cabinetry doors, plumbing fixture updates, light package, flooring
TRACK RECORD *2015-2021*			
Units Completed	1,176	820	>1,000

WASHREIT washreit.com

29 WASHREIT washreit.com ACCENT IMAGE Place and image in this space. Resize and use the crop tool to fit on top of this box. + Watergate 600 is our sole remaining commercial asset + We continue to benefit from owning and operating Watergate 600 and have grown occupancy steadily over the course of the past year to 91.3% as of December 31st and the percentage leased now stands at 92.4%. + The iconic Watergate 600 office property was retained to maximize its value as it had the longest weighted average lease term in the office portfolio, and we believe would achieve greatest value separately. + Watergate 600 has a high-quality institutional tenant base and a weighted average lease term of 8 years. 295,000 NRSF 91.3% Occupied 8 WALT (Years) 92.4% Leased as of December 31, 2021 MAJOR TENANTS WASHREIT washreit.com WATERGATE 600

30 WASHREIT washreit.com MULTIFAMILY PORTFOLIO

31

MULTIFAMILY PORTFOLIO COMPOSITION

Properties	Location	Class	Units	NRSF (000s)	*As of December 31, 2021* % Occupied[1]
Clayborne	Alexandria, VA	A-	74	60	97.3%
Riverside Apartments	Alexandria, VA	B Value-Add	1,222	1,001	95.3%
Assembly Alexandria	Alexandria, VA	B Value-Add	532	437	95.9%
Cascade at Landmark	Alexandria, VA	B Value-Add	277	273	96.8%
Park Adams	Arlington, VA	B	200	173	95.5%
Bennett Park	Arlington, VA	A-	224	215	96.4%
The Maxwell	Arlington, VA	A-	163	116	96.3%
The Paramount	Arlington, VA	B	135	141	95.6%
The Wellington	Arlington, VA	B Value-Add	711	600	96.3%
Trove	Arlington, VA	A	401	293	94.5%
Roosevelt Towers	Falls Church, VA	B	191	170	94.8%
The Ashby at McLean	McLean, VA	B	256	274	95.7%
Assembly Dulles	Herndon, VA	B Value-Add	328	361	95.4%
Assembly Herndon	Herndon, VA	B Value-Add	283	221	95.8%
Assembly Manassas	Manassas, VA	B Value-Add	408	390	95.3%
Assembly Leesburg	Leesburg, VA	B	134	124	98.5%
Bethesda Hill Apartments	Bethesda, MD	B	195	225	95.9%
Assembly Germantown	Germantown, MD	B Value-Add	218	211	96.3%
Assembly Watkins Mill	Gaithersburg, MD	B	210	193	98.6%
3801 Connecticut Avenue	Washington, DC	B Value-Add	307	178	97.1%
Kenmore Apartments	Washington, DC	B Value-Add	374	268	94.9%
Yale West	Washington, DC	A-	216	173	96.3%
The Oxford	Conyers, GA	B	240	273	95.0%
Assembly Eagles Landing	Stockbridge, GA	B	490	534	95.7%
Carlyle at Sandy Springs	Sandy Springs, GA	B Value-Add	389	506	N/A
Total // Stabilized Multifamily Properties			**8,178**	**7,410**	**95.8%**
Watergate 600	Washington, DC	–	–	295	91.3%

Strategy Diversification
Percentage of NRSF



Class A
Generally, >120% of median market rents
Class A-
Generally, 100%-110% of median market rents
Watergate 600
295k SF office building in Washington, DC
Class B
Rents are generally in the 80%-95% of market range
Class B Value-Add
Generally, pre-renovation rents are 80%-95% of median market rents
4%
4%
7%
27%
58%
Total Multifamily 96%
Class A, Class A-, Class B Value-Add, and Class B strategies together comprise 96% of WashREIT's NRSF

Note: Refer to slide 2 for certain disclosures regarding Forward-Looking Statements.
[1] For multifamily buildings, ending occupancy based on units. For Watergate 600, ending occupancy based on square feet that includes temporary lease agreements.

WASHREIT washreit.com

32

MULTIFAMILY UNIT DISTRIBUTION IN WASHINGTON METRO

~80% of our Washington Metro multifamily units are currently located in Northern Virginia and over 30% are located in the suburbs


Legend
Class A
Class A-
Class B Value-Add
Class B
Leesburg
Germantown
Gaithersburg
Olney
Rockville
Aspen Hill
Potomac
North
Bethesda
Reston
Chantilly
Centreville
Annandale
Springfield
Burke
Manassas
Washington
Columbia

Washington Metro Multifamily Units
- 62% within 35 minutes of Amazon HQ2 by public transit
- 79% of portfolio is Metro-served

96.0%
Occupancy[1]

8.7%
Q4 2021 New Lease Rate Growth[2]

33% / 67%
Suburban vs. Urban

~$111k
3 Mi. Avg. HHI

Amounts and percentages as of December 31, 2021
[1]Excludes Trove, The Oxford, Assembly Eagles Landing and Carlyle of Sandy Springs
Source: ESRI.
[2] Same-store new lease rate growth

WASHREIT washreit.com

33

PORTFOLIO STRATEGIES

We target submarkets with attributes we believe are most likely to drive rent growth, tailoring our specific investment strategy to best create value.

CLASS A-



Vintage: 2000's

Rent Growth Drivers: Operational Improvements, Unit Upgrades, Prop-Tech, Submarket Rent Growth, Future Renovations

Price Point: 100%-110% of market median rent



Targeted Go-Forward Capital Allocation

CLASS B VALUE-ADD



Vintage: 1980's, 1990's, 2000's

Rent Growth Drivers: Operational Improvements, Full Renovations, Submarket Rent Growth

Price Point: 80%-95% of market median, pre-renovation rent



Targeted Go-Forward Capital Allocation

CLASS B



Vintage: 1980's, 1990's, 2000's

Rent Growth Drivers: Operational Improvements, Submarket Rent Growth, Future Renovations

Price Point: 80%-95% of market median rent



Targeted Go-Forward Capital Allocation

WASHREIT washreit.com

34

PRIMARY RESIDENT SEGMENTING AND STRATEGY

We target a diverse set of renters across markets and prices creating greater portfolio stability and strength

CLASS A- RENTERS



- Mix of single householders and married couples in their mid-20s to late-30s.
- Environmentally, health, and image conscientious – all impacting their purchasing decisions.
- Household income is generally between $60,000 - $80,000, varying by market.

Renters are partial to city living and convenience – our Class A- strategy focuses on urban and suburban assets that are perceived as a value play to renters.

CLASS B VALUE-ADD RENTERS



- Diverse mix of families and singles, some with roommates.
- Characterized by careful spending – but with different drivers: some residents tend to be price savvy but will pay for brands they trust, while others carefully balance spending with student loans or retirement funds.
- Household income generally between $50,000 - $70,000, varying by market.

Renters are savvy and look for both value and social alignment – our Class B Value-Add strategy provides upgraded living at affordable prices.

CLASS B RENTERS



- Mix of life stages – from new college graduates to retirees, and a mix of education and jobs - from blue collar workers to new college graduates.
- Characterized as careful spenders due to their limited incomes, Class B renters are hard working and striving to get ahead.
- Household income generally between $45,000 - $65,000, varying by market.

Renters are price-conscious and hard working - our Class B strategy appeals to the largest rental cohort with broad demographic characteristics who are long-term renters.

Source: ESRI, WashREIT Research; May 2021.

WASHREITwashreit.com

35 WASHREIT washreit.com ACQUISITIONS ALIGNED WITH STRATEGY The Oxford Atlanta Metro Class B  Acquired: August 2021  Purchase Price: $48 million  Vintage: 1999  Number of Homes: 240  Rent Growth Drivers: Operational Improvements, Submarket rent growth, future renovations  5-Mi Projected 21-26 HH Growth: 1.09%/yr.  5-Mi Avg HH Income: $57k  5-Year Annual Proj. HH Income Growth:1.9%  Median Home value within 5 miles: $182k  Property Price Point: 85% of market median rent Dynamic Employment Demand • Over 73,000 jobs at targeted incomes are within a 30-minute commute • This deep demand segment is projected to grow by another 12.5% by 2025. • Rivian electric automotive plant, adding 7,500+ jobs in $50K range, announced in December 2021. 30-min. commute shed Sources: ESRI, RealPage Market Analytics, Emsi Burning Glass. YTD New Effective Lease Rate Growth Property Performance Submarket Performance ~20% Year-End Occupancy 95% Q4 ’21 YoY Effective Rent Change 20% Q4 ‘21 Occupancy 98% W or ke rs A dd ed a t Ea ch W ag e In cr em en t 30-Minute Commute: Employment Added at Each Wage Increment 0 5,000 10,000 15,000 20,000 25,000 Annual Wage 73,349

36 WASHREIT washreit.com ACQUISITIONS ALIGNED WITH STRATEGY  Acquired: November 2021  Purchase Price: $106 million  Vintage: 1997, 2000  Number of Homes: 490  Rent Growth Drivers: Operational Improvements, Submarket rent growth, future renovations  5-Mi Projected 21-26 HH Growth: 1.26%/yr.  5-Mi Avg HH Income: $67k  5-Year Annual Proj. HH Income Growth: 2.0%  Median Home value within 5 miles: $195k  Property Price Point: 85% of market median rent Dynamic Employment Demand • Over 98,000 jobs at targeted incomes are within a 30-minute commute • This deep demand segment is projected to grow by another 11.8% by 2025. • Henry County, GA is the epicenter of logistics- related job growth in the Atlanta region. 30-min. commute shed W or ke rs A dd ed a t Ea ch W ag e In cr em en t Annual Wage YTD New Effective Lease Rate Growth Property Performance Submarket Performance 22% Year-End Occupancy 95.7% Q4 ’21 YoY Effective Rent Change 22% Q4 ‘21 Occupancy 97.0% Assembly Eagles Landing Atlanta Metro Class B Sources: ESRI, RealPage Market Analytics, Emsi Burning Glass. 30-Minute Commute: Employment Added at Each Wage Increment - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 98,064

37 WASHREIT washreit.com ACQUISITIONS ALIGNED WITH STRATEGY  Acquired: February 2022  Purchase Price: $106 million  Vintage: 1970  Number of Homes: 389  Rent Growth Drivers: Operational Improvements, Submarket rent growth, Value- add renovation program of ~270 homes  3-Mi Projected 21-26 HH Growth: 0.56%/yr  3-Mi Avg HH Income: $78k  3-Year Annual Proj. HH Income Growth: 3.3%  Median Home Value within 3 miles: $412k  Property Price Point: 91% of submarket median rent • Nearly 277,000 jobs at targeted incomes are within a 30-minute commute • This deep demand segment is projected to grow by another 10.5% by 2025. • Perimeter Center, one of the region’s premier employment centers, is just minutes away. 30-min. commute shed W or ke rs A dd ed a t Ea ch W ag e In cr em en t Annual Wage Sources: ESRI, RealPage Market Analytics, Emsi Burning Glass. Dynamic Employment DemandSubmarket Performance Q4 ’21 YoY Effective Rent Change 27% Q4 ‘21 Occupancy 97% Carlyle of Sandy Springs Atlanta Metro Class B Value-Add 0 20,000 40,000 60,000 80,000 100,000 30-Minute Commute: Employment Added at Each Wage Increment 276,976

38

EXECUTION TRACK RECORD TO CONTINUE

Multifamily Execution

- Expanded into the Southeast beginning in 2021 and have closed three acquisitions in Atlanta, Georgia.
- Completed approximately 2,000 renovations of varying scopes since 2015, at average cash-on-cash returns of 10% to 20%.
- In 2020, leveraged a covered land site to deliver Trove, a 401-unit, Class A project 1.5 miles from Amazon HQ2, at a >30% total basis discount to current value.
- Our research-led suburban multifamily Assembly portfolio acquisition added value to our portfolio and has outperformed our expectations during the pandemic.
- Since 2013, assuming we complete these transactions, we will have completed ~$5.1 billion of strategic portfolio transactions to increase our exposure to value-oriented multifamily investments while reducing concentrations of non-core retail and office assets.[1]

$1.6 Billion of Value-Oriented Multifamily Investments since 2015[1]



Riverside
2016



Assembly Alexandria
2019



Cascade at Landmark
2019



Trove
2020



The Oxford
2021



Assembly Eagles Landing
2021



Carlyle of Sandy Springs
2022

Note: Refer to slide 2 for certain disclosures regarding Forward -Looking Statements and Strategic Transactions.
[1] Pro forma for 2022 guidance of approximately $270 million to $290 million of additional multifamily acquisitions are expected to be completed in the first half of the year

WASHREIT washreit.com

39 WASHREIT washreit.com ENVIRONMENTAL SOCIAL GOVERNANCE

40

DELIVERING ON ESG PRIORITIES

INTEGRATING CLIMATE RISK

Climate risk assessments are fully integrated into our acquisition process, from deal identification to underwriting, due diligence, and investment committee. We evaluate the physical risks impacting property operations and expenses and the transition risks impacting the investment strategy. And we maintain climate risk transparency through our commitment to Task Force on Climate-related Financial Disclosures (TCFD).

BRIDGING THE HOUSING AFFORDABILITY GAP

WashREIT's focus on providing quality, affordable housing to the underserved middle-income market meets a pressing social need and maintains existing communities, while providing consistent and solid returns to our investors.

IMPACT IMPROVEMENT OPPORTUNITIES

Operating high-performing buildings will continue to be our focus, and we will raise the bar of any acquisitions to meet WashREIT standards for sustainability. We prioritize energy and water efficiency, resident health and wellness, sustainable purchasing, and resource conservation. We will seek to close the gap between existing operations and our standards as part of our onboarding process, similar to the approach taken in pursuing BREEAM certification for the Assembly portfolio.

BREEAM — CODE FOR A SUSTAINABLE BUILT ENVIRONMENT

WashREIT completed $350 million Green Bond allocation and became the first multifamily Company to achieve BREEAM certification in the US in Q4 2021.

WashREIT is committed to net zero carbon operations in alignment with ULI Greenprint Net Zero by 2050.

"The problem is there's no moderate-income housing for people to move up from lower-cost housing, or to move down from an expensive apartment if their circumstances change. REITs can provide investment into that middle level of housing."

Christopher Ptomey
Executive Director
Terwilliger Center for Housing
Urban Land Institute

WASHREIT washreit.com

41 WASHREIT washreit.com APPENDIX

42 WASHREIT washreit.com FINANCIALS FROM Q4 2021 SUPPLEMENT (1) See “Definitions” for the definitions of NAREIT FFO and Core FFO. (2) Adjustments to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

43 WASHREIT washreit.com FINANCIALS FROM Q4 2021 SUPPLEMENT

44 WASHREIT washreit.com FINANCIALS FROM Q4 2021 SUPPLEMENT (1) See “Definitions” for the definitions of NAREIT FFO and Core FFO. (2) Adjustments to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

45 WASHREIT washreit.com 1) For a list of non same-store, discontinued operations and other properties, see “Same-Store Portfolio Net Operating Income (NOI) Growth 2021 vs 2020” FINANCIALS FROM Q4 2021 SUPPLEMENT

46 WASHREIT washreit.com FINANCIALS FROM Q4 2021 SUPPLEMENT

47 WASHREIT washreit.com FINANCIALS FROM Q4 2021 SUPPLEMENT

48 WASHREIT washreit.com DEFINITIONS Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, gain/loss on interest rate derivatives, severance expense, acquisition expenses and gain from non-disposal activities and transformation costs. Adjusted EBITDA is included herein because we believe it helps investors and lenders understand our ability to incur and service debt and to make capital expenditures. Adjusted EBITDA is a non-GAAP and non-standardized measure and may be calculated differently by other REITs. Adjusted Funds From Operations (“AFFO”) is a non-GAAP measure. It is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. AFFO is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs. Core Adjusted Funds From Operations ("Core AFFO") is calculated by adjusting AFFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt and gains or losses on interest rate derivatives, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, (5) relocation expense and (6) transformation costs. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core AFFO serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs. Core Funds From Operations (“Core FFO”) is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt and gains or losses on interest rate derivatives, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, (5) relocation expense and (6) transformation costs. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs. NAREIT Funds From Operations (“FFO”) is defined by 2018 National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) FFO White Paper Restatement, as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with the sale of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure. Net Operating Income (“NOI”), defined as real estate rental revenue less direct real estate operating expenses, is a non-GAAP measure. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, lease origination expenses, general and administrative expenses, acquisition costs, real estate impairment, casualty gain and losses and gain or loss on extinguishment of debt. NOI does not include management expenses, which consist of corporate property management costs and property management fees paid to third parties. They are the primary performance measures we use to assess the results of our operations at the property level. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straight-lining apartment rent concessions. We believe that each of NOI and Cash NOI is a useful performance measure because, when compared across periods, they reflect the impact on operations of trends in occupancy rates, rental rates and operating costs on an unleveraged basis, providing perspective not immediately apparent from net income. NOI and Cash NOI exclude certain components from net income in order to provide results more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. As a result of the foregoing, we provide each NOI and Cash NOI as a supplement to net income, calculated in accordance with GAAP. NOI and Cash NOI do not represent net income or income from continuing operations calculated in accordance with GAAP. As such, neither should be considered an alternative to these measures as an indication of our operating performance.

49 WASHREIT washreit.com DEFINITIONS Average Effective Monthly Rent Per Home represents the average of effective rent (net of concessions) for in-place leases and the market rent for vacant homes. Average Occupancy is based on average daily occupied homes as a percentage of total homes. Current Strategy represents the class of each community in our portfolio based on a set of criteria. Our strategies consist of the following subcategories: Class A, Class A-, Class B Value-Add and Class B. A community's class is dependent on a variety of factors, including its vintage, site location, amenities and services, rent growth drivers and rent relative to the market. • Class A communities are recently-developed, well-located, have competitive amenities and services and command average rental rates well above market median rents. • Class A- communities have been developed within the past 20 years and feature operational improvements and unit upgrades and command rents at or above median market rents. • Class B Value-Add communities are over 20 years old but feature operational improvements and strong potential for unit renovations. These communities command average rental rates below median market rents for units that have not been renovated. • Class B communities are over 20 years old, feature operational improvements and command average rental rates below median market rents. Debt Service Coverage Ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization. Debt to Total Market Capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period. Earnings to Fixed Charges Ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized. Ending Occupancy is calculated as occupied homes as a percentage of total homes as of the last day of that period. Lease Rate Growth is defined as the average percentage change in either gross (excluding the impact of concessions) or effective rent (net of concessions) for a new or renewed lease compared to the prior lease based on the move-in date. The blended rate represents the weighted average of new and renewal lease rate growth achieved. Recurring Capital Expenditures represent non-accretive building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard". Retention represents the percentage of leases renewed that were set to expire in the period presented. Same-store Portfolio Properties include properties that were owned for the entirety of the years being compared,and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We categorize our properties as "same-store" or "non-same-store" for purposes of evaluating comparative operating performance. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. Development properties are categorized as same-store when they have reached stabilized occupancy (90%) before the start of the prior year. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared. Transformation Costs include costs related to the strategic transformation including consulting, advisory and termination benefits.

50 WASHREIT washreit.com Investor Relations Contact: Amy Hopkins ahopkins@washreit.com Rooftop pool overlooking the Air Force Memorial Trove, Arlington, Virginia